FINANCIAL GUARANTY INSURANCE COMPANY
================================================================================


UNAUDITED INTERIM FINANCIAL STATEMENTS

SEPTEMBER 30, 2001


Balance Sheets............................................................1
Statements of Income..................................................... 2
Statements of Cash Flows..................................................3
Notes to Interim Financial Statements (Unaudited).......................  4





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FINANCIAL GUARANTY INSURANCE COMPANY                                                      BALANCE SHEETS
____________________________________________________________________________________________________________
($ IN THOUSANDS)
                                                                    SEPTEMBER 30,            DECEMBER 31,
                                                                        2001                       2000
                                                                    ------------------       ---------------
ASSETS                                                              (UNAUDITED)
Fixed maturity securities, available-for-sale,
   at fair value (amortized cost of
   $2,492,300 in 2001 and $2,391,948 in 2000)                        $2,540,092           $2,425,812
Preferred stock, available-for-sale, at fair value
   (cost of $24,598 in 2001 and 2000)                                    24,662               25,405
Short-term investments, at cost, which approximates fair value           13,227              123,932
Cash                                                                        864                  991
Accrued investment income                                                39,732               37,055
Receivable for securities sold                                           14,128                -
Reinsurance receivable                                                    8,972                8,956
Deferred policy acquisition costs                                        69,509               68,430
Property, plant and equipment net of
   accumulated depreciation of $8,178 in 2001 and $8,015 in 2000            463                  626
Prepaid reinsurance premiums                                            125,993              132,271
Prepaid expenses and other assets                                        10,571               12,539
                                                                  -------------         ------------
            Total assets                                             $2,848,213           $2,836,017
                                                                     ==========           ==========

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:

Unearned premiums                                                   $   590,814           $  581,385
Losses and loss adjustment expenses                                      47,270               46,707
Ceded reinsurance payable                                                 2,495                  600
Accounts payable and accrued expenses                                     7,405               15,351
Payable for securities purchased                                         14,131                    -
Current Federal income taxes payable                                     95,255               77,092
Deferred Federal income taxes payable                                    91,750               85,220
                                                                   ------------          -----------

            Total liabilities                                           849,120              806,355
                                                                    -----------           ----------

Stockholder's Equity:

Common stock, par value $1,500 per share at September 30,
  2001 and at December 31, 2000: 10,000 shares authorized,
  issued and outstanding                                                 15,000               15,000
Additional paid-in capital                                              383,511              383,511
Accumulated other comprehensive income, net of tax                       31,387               23,120
Retained earnings                                                     1,569,195            1,608,031
                                                                    -----------          -----------

            Total stockholder's equity                                1,999,093            2,029,662
                                                                    -----------          -----------

            Total liabilities and stockholder's equity               $2,848,213           $2,836,017
                                                                     ==========           ==========



               See accompanying notes to unaudited interim financial statements
                                             -1-
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FINANCIAL GUARANTY INSURANCE COMPANY                                            STATEMENTS OF INCOME
_______________________________________________________________________________________________________
($ IN THOUSANDS)



                                                                         NINE MONTHS ENDED SEPTEMBER 30,

                                                                         2001                    2000
                                                                                 (UNAUDITED)

REVENUES:

    Gross premiums written                                               $97,552              $ 77,729
    Ceded premiums written                                                (8,844)              (14,744)
                                                                        ---------            ----------


    Net premiums written                                                  88,708                62,985
    Increase in net unearned premiums                                    (15,707)               (1,770)
                                                                       ----------             ---------

    Net premiums earned                                                   73,001                61,215
    Net investment income                                                 95,948               103,273
    Net realized gains                                                    59,586                18,780
                                                                        --------              --------

        Total revenues                                                   228,535               183,268
                                                                        --------              --------

EXPENSES:

    Losses and loss adjustment expenses                                      633                 3,087
    Amortization of deferred policy acquisition costs                      7,830                 8,320
    Other underwriting expenses                                           10,741                11,635
                                                                       ---------             ---------

        Total expenses                                                    19,204                23,042
                                                                        --------              --------

        Income before provision for Federal income taxes                 209,331               160,226

    Provision for Federal income taxes                                    48,167                27,176
                                                                        --------              --------

        Net income                                                      $161,164              $133,050
                                                                        ========              ========
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               See accompanying notes to unaudited interim financial statements
                                             -2-

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FINANCIAL GUARANTY INSURANCE COMPANY                                          STATEMENTS OF CASH FLOWS

($ IN THOUSANDS)
                                                                       NINE MONTHS ENDED SEPTEMBER 30,

                                                                        2001                   2000
                                                                                 (UNAUDITED)
OPERATING ACTIVITIES:

Net income                                                        $    161,164             $  133,050
    Adjustments to reconcile net income to net
      cash provided by operating activities:
    Provision for deferred income taxes                                  2,079                  1,359
   Amortization of fixed maturity securities                             3,562                  3,735
    Policy acquisition costs deferred                                   (8,909)                (8,557)
   Amortization of deferred policy acquisition costs                     7,830                  8,320
    Depreciation of fixed assets                                           163                    265
    Change in reinsurance receivable                                       (16)                (1,280)
    Change in prepaid reinsurance premiums                               6,278                   (521)
    Change in accrued investment income, prepaid
       expenses and other assets                                          (709)                 7,245
    Change in unearned premiums                                          9,429                  2,291
    Change in losses and loss adjustment expense reserves                  563                  1,812
    Change in ceded reinsurance payable, accounts payable and
       accrued expenses, receivable for securities sold and
       payable for securities purchased                                 (6,048)                (4,054)
    Change in current Federal income taxes payable                      18,163                 (5,619)
    Net realized gains on investments                                  (59,586)               (18,780)
   Other Net                                                             2,113                  2,121
                                                                --------------           ------------

Net cash provided by operating activities                              136,076                121,387
                                                                  ------------            -----------


INVESTING ACTIVITIES:

Sales or maturities of fixed maturity securities                     1,526,216                717,451
Purchases of fixed maturity securities                              (1,573,124)              (514,360)
Net sales (purchases) of short-term investments                        110,705                (74,924)
                                                                  ------------            ------------

Net cash provided by investing activities                               63,797                128,167
                                                                 -------------            -----------

FINANCING ACTIVITIES:

Dividends paid                                                        (200,000)              (250,000)
                                                                  -------------            -----------
Net cash used for financing activities                                (200,000)              (250,000)
                                                                  -------------            -----------
Decrease in cash                                                          (127)                  (446)
Cash at beginning of period                                                991                    924
                                                               ---------------         --------------

Cash at end of period                                          $           864          $         478
                                                               ===============          =============





               See accompanying notes to unaudited interim financial statements
                                             -3-

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FINANCIAL GUARANTY INSURANCE COMPANY              NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2001 AND 2000
(UNAUDITED)


           (1) BASIS OF PRESENTATION

               The interim financial statements of Financial Guaranty Insurance Company (the Company) in this report reflect all adjustments necessary, in the opinion of management, for a fair statement of
               (a) results of operations for the nine months ended September 30, 2001 and 2000, (b) the financial position at September 30, 2001 and December 31, 2000, and (c) cash flows for the nine months ended September 30, 2001 and 2000.

               These interim financial statements should be read in conjunction with the financial statements and related notes included in the 2000 audited financial statements.

               The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

           (2) STATUTORY ACCOUNTING PRACTICES

               The financial statements are prepared on the basis of GAAP, which differs in certain respects from accounting practices "prescribed or permitted" by the state insurance regulatory authorities. A reconciliation of the Company's net income and stockholder's equity on a GAAP basis to the corresponding amounts on a statutory basis for the years ended December 31, 2000 and 1999 may be found in the notes to the 2000 audited financial statements.

               In 1999,  the National  Association  of  Insurance  Commissioners
               (NAIC) adopted the Accounting Practice Manual, which includes Statements of Statutory Accounting Principles. The codification of Statutory Accounting Principles, which is effective January 1, 2001, prescribes statutory accounting practices which may differ from individual state "prescribed or permitted" practices. Where there is a difference, individual state "prescribed or permitted" practice will take precedence over codified Statutory Accounting Principles. Management does not believe the adoption of codification has had a material impact on statutory capital and surplus.

           (3) DIVIDENDS

               Under New York Insurance Law, the Company may pay a dividend only from earned surplus subject to the following limitations:

               o Statutory surplus after dividends may not be less than the minimum required paid-in capital, which was $66.4 million in 2000.

               o Dividends may not exceed the lesser of 10 percent of its surplus or 100 percent of adjusted net investment income, as defined therein, for the twelve month period ending on the preceding December 31, without the prior approval of the Superintendent of the State of New York Insurance Department.

                                             -4-


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FINANCIAL GUARANTY INSURANCE COMPANY           NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2001 AND 2000
(UNAUDITED)


               The Company declared dividends of $200 million and $250 million during the first nine months of 2001 and 2000 respectively. Of the dividends declared in 2001 and 2000, $200 million were considered extraordinary (approved by the State of New York Insurance Department) and were paid during the third quarter of 2001 and 2000. None of the Company's surplus is available for dividends during 2001 without approval by the State of New York Insurance Department.

           (4) INCOME TAXES

               The Company's effective Federal corporate tax rate (23.0 percent and 17.0 percent for the nine months ended September 30, 2001 and 2000, respectively) is less than the statutory corporate tax rate (35 percent in 2001 and 2000) on ordinary income due to permanent differences between financial and taxable income, principally tax-exempt interest.

           (5)  REINSURANCE

               Net premiums earned are shown net of premiums ceded of $15.1 million and $14.2 million, respectively, for the nine months ended September 30, 2001 and 2000.

(6)     COMPREHENSIVE INCOME

               Comprehensive income encompasses all changes in stockholder's equity (except those arising from transactions with the stockholder) and includes net income, net unrealized capital gains or losses on available-for-sale securities, net of taxes, and foreign currency translation adjustments, net of taxes. The following is a reconciliation of comprehensive income:



                                                   FOR THE NINE MONTHS
                                                   ENDED SEPTEMBER 30,

                                                  2001             2000

   Net income                                  $161,164         $133,050
   Other comprehensive income:
      Change in unrealized investment gains,
      net of taxes of  $4,911 in 2001
          and $13,256 in 2000                     9,121           24,619
      Change in foreign exchange gains,
         net of taxes of ($460) in 2001 and
         $743 in 2000                              (854)           1,381
                                            ------------     -----------
   Comprehensive income                        $169,431         $159,050
                                               =========        ========








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FINANCIAL GUARANTY INSURANCE COMPANY              NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2001 AND 2000
(UNAUDITED)



(7)     CURRENT ACCOUNTING PRONOUNCEMENTS

               The Financial Accounting Standards Board ("FASB") has issued, then subsequently amended Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities" adopted by Financial Guaranty Insurance Company on January 1, 2001. Under SFAS No. 133, all derivative instruments (including certain derivative instruments embedded in other contracts) are to be recognized in the balance sheet at their fair values; changes in such fair values must be recognized immediately in earnings unless specific hedging criteria are met. At January 1, 2001, there was no material impact on the Company's financial statements related to the adoption of SFAS 133.







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